Exhibit 10.21
                           OMNIBUS AMENDMENT AGREEMENT
                            NO. 1 TO LEASE AGREEMENTS

                          Dated as of October 25, 2000

          CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation ("Capstone Pennsylvania"), HR ACQUISITION I CORPORATION, f/k/a Capstone Capital Corporation, a Maryland corporation ("HRAIC"), CAPSTONE CAPITAL OF VIRGINIA, INC., an Alabama corporation ("Capstone Virginia" and, together with Capstone Pennsylvania and HRAIC, the "Lessors"), EXTENDED CARE OPERATORS OF HARRISBURG, L.L.C., a Delaware limited liability company ("ECO Harrisburg"), EXTENDED CARE OPERATORS OF RAVENNA, L.L.C., a Delaware limited liability company ("ECO Ravenna"), ALCO VI, L.L.C., a North Carolina limited liability company ("ALCO Hampden"), ALCO XI, L.L.C., a North Carolina limited liability company ("ALCO Danville"), ALCO IX, L.L.C., a North Carolina limited liability company ("ALCO Harrisonburg"), ALCO X, L.L.C., a North Carolina limited liability company ("ALCO Roanoke"), EXTENDED CARE OPERATORS OF GREENSBORO, L.L.C., a Delaware limited liability company ("ECO Greensboro" and, together with ECO Harrisburg, ECO Ravenna, ALCO Hampden, ALCO Danville, ALCO Harrisonburg and ALCO Roanoke, the "Lessees"), BCC AT GREENSBORO, INC., a Delaware corporation ("First Assignor"), and BALANCED CARE CORPORATION, a Delaware corporation ("BCC"), agree as follows:

         1. Preliminary Statements. (a) Capstone Pennsylvania, as lessor, and ECO Harrisburg, as lessee, entered into that certain Lease Agreement dated as of March 28, 1997, which was assigned and assumed by Senior Care Operators, L.L.C., a Delaware limited liability company ("SCO"), pursuant to an Assignment and Assumption Agreement dated as of December 30, 1997, which was subsequently amended and assigned by SCO and assumed by ECO Harrisburg pursuant to an Assignment, Assumption and Amendment to Lease dated as of February 6, 1998 (as amended and assigned, the "Harrisburg Lease"), for the lease of an assisted living facility in Harrisburg, Dauphin County, Pennsylvania (the "Harrisburg Facility"). (b) HRIAC's predecessor-in-interest, Capstone Capital Corporation, as lessor, and ECO Ravenna, as lessee, entered into that certain Lease Agreement dated as of March 28, 1997, which was assigned and assumed by SCO pursuant to an Assignment and Assumption Agreement dated as of December 30, 1997, which was subsequently amended and assigned by SCO and assumed by ECO Ravenna pursuant to an Assignment, Assumption and Amendment to Lease dated as of February 6, 1998, (as amended and


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assigned, the "Ravenna Lease"), for the lease of an assisted living facility in
Ravenna, Portage County, Ohio (the "Ravenna Facility"). (c) Capstone Pennsylvania, as lessor, and ALCO Hampden, as lessee, entered into that certain Lease Agreement dated as of September 30, 1997, as amended and restated by that certain First Amended and Restated Lease dated as of September 30, 1998 (as amended and restated, the "Hampden Lease"), for the lease of an assisted living facility in Hampden Township, Cumberland County, Pennsylvania (the "Hampden Facility"). (d) Capstone Virginia, as lessor, and ALCO Danville, as lessee, entered into that certain Lease Agreement dated as of June 15, 1998 (the "Danville Lease"), for the lease of an assisted living facility in Danville, Pittsylvania County, Virginia (the "Danville Facility"). (e) Capstone Virginia, as lessor, and ALCO Harrisonburg, as lessee, entered into that certain Lease Agreement dated as of June 15, 1998 (the "Harrisonburg Lease"), for the lease of an assisted living facility in Harrisonburg, Rockingham County, Virginia (the "Harrisonburg Facility"). (f) Capstone Virginia, as lessor, and ALCO Roanoke, as lessee, entered into that certain Lease Agreement dated as of June 15, 1998 (the "Roanoke Lease"), for the lease of an assisted living facility in Roanoke, Roanoke County, Virginia (the "Roanoke Facility"). (g) HRIAC's predecessor-in-interest, Capstone Capital Corporation, as lessor, and First Assignor entered into that certain Lease Agreement dated as of March 28, 1997, which was assigned and assumed by SCO pursuant to an Assignment and Assumption Agreement dated December 30, 1997, which was subsequently amended and assigned by SCO and assumed by ECO Greensboro pursuant to an Assignment, Assumption and Amendment of Lease Agreement dated February 6, 1998 (as amended and assigned, the "Greensboro Lease" and, together with the Harrisburg Lease, the Ravenna Lease, the Hampden Lease, the Danville Lease, the Harrisonburg Lease and the Roanoke Lease, the "Leases"), for the lease of an assisted living facility located in the Guilford County, Greensboro, North Carolina (the "Greensboro Facility" and, together with the Harrisburg Facility, the Ravenna Facility, the Hampden Facility, the Danville Facility, the Harrisonburg Facility and the Roanoke Facility, the "Facilities"). Lessors and Lessees have agreed to recalculate the Minimum Rent due under the Leases after the reallocation of the budgeted amounts for development and construction of each of the Facilities pursuant to that certain Omnibus Amendment Agreement No. 1 to Development Agreements executed as of even date herewith among Lessors, as owners, and BCC Development and Management Co., a Delaware corporation, as


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developer, and to make further amendments to the Leases in the manner set forth in this Omnibus Amendment Agreement No. 1 to Lease Agreements (this "Amendment"), effective as of the date hereof, unless otherwise indicated. BCC has entered into various agreements with respect to the Facilities, including guaranties, shortfall funding agreements, working capital assurance agreements and options to purchase the equity interests of the Lessees and joins in the execution of this Amendment to acknowledge its consent to the transactions contemplated hereby.

         2. Definitions. As used herein, the term "Leases" means the Leases as hereby amended and modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the definitions provided therefor in the referenced Lease.

         3. Amendment to the Harrisburg Lease. The Harrisburg Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was January 1, 1998.

                  (b) The parties agree that the amount of the "Approved Budget Costs" is equal to $3,834,706.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $383,470.56, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $33,605.77.

                  (d) Sections 2.1(c) and 2.1(d) are deleted.

                  (e) The following Sections 2.7, 2.8 and 2.9 are added after
         Section 2.6.

                  2.7 Capital Replacement Reserve.

                  (a) As used herein, the following terms shall have the meanings indicated:


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                           "Capital Replacement Project" means repairs or
                  replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                           "Capital Replacement Reserve" means the reserve
                  established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                           "Disbursement" means a disbursement of the proceeds
                  of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                           "Disbursement Request" means a detailed written
                  request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                           "Disbursement Schedule" means the guidelines for
                  making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                           "Project Budget" means a line item budget for a
                  Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                           "Project Costs" means the total costs of the
                  development and construction of a Capital Replacement Project.
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                           "Project Plans" means the detailed plans and
                  specifications for a Capital Replacement Project.

                  (b) Beginning on the first (1st) anniversary of the Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and
         Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                  (c) Lessee may from time to time request that Lessor release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital

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         Replacement Project is approved by Lessor, Lessee shall submit the
         Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement


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         Project, shall be made in accordance with the Disbursement Schedule.

                  2.8 Lease Deposit. On or before the date of this Amendment, Lessee must deposit and maintain with Lessor a lease deposit (together with any accrued interest pursuant to Section 2.9, the "Lease Deposit") equal to approximately three (3) months' Minimum Rent, rounded upward to the nearest $1,000. Lessor reserves the right to require additional deposits if the Minimum Rent increases during the Term. Lessor, from time to time, without prejudice to any other remedy, may apply funds from the Lease Deposit to make good any arrearage of Rent or to satisfy any other covenant or obligation of Lessee under the Lease, including the payment of taxes and insurance, regardless of whether an Event of Default shall have occurred and be continuing. In the event that Lessor shall apply all or any part of the Lease Deposit pursuant to the provisions of this Section, Lessee, within ten days after written demand by Lessor to Lessee, shall replenish the Lease Deposit to its required amount as calculated above, including any accrued interest or late fees as of the date of such disbursement. No such application shall be deemed to have been made by operation of law or otherwise until actually made by the Lessor as herein provided, nor shall any application be deemed to affect any right or remedy of the Lessor hereunder, under any statute or rule of law, or in equity.

                  2.9 Provisions Governing the Reserves.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Lease Deposit Rate" means a per annum rate
                           of interest equal to the average rate, for the previous twelve-month period,

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                           offered by Bank of America in Nashville, Tennessee,
                           for certificates of deposits with maturities of 90 days.

                                    "Reserves" means, collectively, the Capital
                           Replacement Reserve and the Lease Deposit.

                           (b) The Reserves (A) shall be held by Lessor, but not
                  in escrow, (B) except for the Lease Deposit, shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against each of the Reserves to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon any of the Reserves. The parties agree that Lessor shall keep track of the Reserves on Lessor's accounting records and Lessor shall not be required to segregate the Reserves or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. Lessor shall accrue interest on the Lease Deposit on its accounting records at the Lease Deposit Rate, commencing on the date the Lease Deposit was funded and continuing until such funds are either applied or disbursed by Lessor pursuant to the terms of this Lease or returned to Lessee. Lessor shall calculate the accrual of such interest in arrears on an annual basis as of each Adjustment Date and shall prorate such interest for any partial years.

                           (c) So long as no Event of Default shall have
                  occurred and be continuing, all funds remaining in the Lease Deposit at the end of the Term shall be paid to Lessee upon satisfaction of all of Lessee's obligations hereunder, including the payment of all Rent and the surrender of the Leased Property in accordance with the provisions hereof. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on December 31, 1999.

                  (g) The parties acknowledge that, simultaneously with the execution of this Amendment, Lessor has disbursed the sum of $94,000 out of the Approved Budget Costs to fund the Lease Deposit on behalf of Lessee.

                  (h) Section 35.9 of the Lease is deleted.

         4. Amendment to the Ravenna Lease. The Ravenna Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was February 1, 1998.

                  (b) The parties agree that the amount of the "Approved Budget Costs" is equal to $3,709,656.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $370,965.60, and the monthly installments for the first year of the Initial Term shall be payable in

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         monthly installments on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $32,478.04.

                  (d) Sections 2.1(c) and 2.1(d) are deleted.

                  (e) The following Section 2.7 is added after Section 2.6.

                  2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the

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                           Capital Replacement Reserve as set forth in Schedule
                           1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and
                  Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                  2.8 Lease Deposit. On or before the date of this Amendment, Lessee must deposit and maintain with Lessor a lease deposit (together with any accrued interest pursuant to Section 2.9, the "Lease Deposit") equal to approximately three (3) months' Minimum Rent, rounded upward to the nearest $1,000. Lessor reserves the right to require additional deposits if the Minimum Rent increases during the Term. Lessor, from time to time, without prejudice to any other remedy, may apply funds from the Lease Deposit to make good any arrearage of Rent or to satisfy any other covenant or obligation of Lessee under the Lease, including the payment of taxes and insurance, regardless of whether an Event of Default shall have occurred and be continuing. In the event that Lessor shall apply all or any part of the Lease Deposit pursuant to the provisions of this Section, Lessee, within ten days after written demand by Lessor to Lessee, shall replenish the Lease Deposit to its required amount as calculated above, including any accrued interest or late fees as of the date of such disbursement. No such application shall be deemed to have been made by operation of law or otherwise until actually made by the Lessor as herein provided, nor shall any application be deemed to affect any right or remedy of the Lessor hereunder, under any statute or rule of law, or in equity.

                  2.9 Provisions Governing the Reserves.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Lease Deposit Rate" means a per annum rate
                           of interest equal to the average rate, for the previous twelve-month period, offered by Bank of America in Nashville, Tennessee, for certificates of deposits with maturities of 90 days.

                                    "Reserves" means, collectively, the Capital
                           Replacement Reserve and the Lease Deposit.

                           (b) The Reserves (A) shall be held by Lessor, but not
                  in escrow, (B) except for the Lease Deposit, shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against each of the Reserves to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon any of the Reserves. The parties agree that Lessor shall keep track of the Reserves on Lessor's accounting records and Lessor shall not be required to segregate the Reserves or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. Lessor shall accrue interest on the Lease Deposit on its accounting records at the Lease Deposit Rate, commencing on the date the Lease Deposit was funded and continuing until such funds are either applied or disbursed by Lessor pursuant to the terms of this Lease or returned to Lessee. Lessor shall calculate the accrual of such interest in arrears on an annual basis as of each Adjustment Date and shall prorate such interest for any partial years.

                           (c) So long as no Event of Default shall have
                  occurred and be continuing, all funds remaining in the Lease Deposit at the end of the Term shall be paid to Lessee upon satisfaction of all of Lessee's obligations hereunder, including the payment of all Rent and the surrender of the Leased Property in accordance with the provisions hereof. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on March 31, 2000.

                  (g) The parties acknowledge that, simultaneously with the execution of this Amendment, Lessor has disbursed the sum of $88,000 out of the Approved Budget Costs to fund the Lease Deposit on behalf of Lessee.

                  (h) Section 35.9 of the Lease is deleted.

         5. Amendment to the Hampden Lease. The Hampden Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was January 20, 1999.

                  (b) The parties confirm that the amount of the "Project Amount" is equal to $7,416,000.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $591,591.37, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments on the first day of each calendar month beginning with the first full month following the Commencement Date (with the Minimum Rent to be prorated for the month during which the Commencement Date occurred). The parties also confirm that the current monthly installment of the Minimum Rent is $57,555.95.

                  (d)      Section 2.1(c) is deleted.

                  (e) The following Sections 2.7, 2.8 and 2.9 are added after
         Section 2.6.

                  2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                  2.8 Lease Deposit. On or before the date of this Amendment, Lessee must deposit and maintain with Lessor a lease deposit (together with any accrued interest pursuant to Section 2.9, the "Lease Deposit") equal to approximately three (3) months' Minimum Rent, rounded upward to the nearest $1,000. Lessor reserves the right to require additional deposits if the Minimum Rent increases during the Term. Lessor, from time to time, without prejudice to any other remedy, may apply funds from the Lease Deposit to make good any arrearage of Rent or to satisfy any other covenant or obligation of Lessee under the Lease, including the payment of taxes and insurance, regardless of whether an Event of Default shall have occurred and be continuing. In the event that Lessor shall apply all or any part of the Lease Deposit pursuant to the provisions of this Section, Lessee, within ten days after written demand by Lessor to Lessee, shall replenish the Lease Deposit to its required amount as calculated above, including any accrued interest or late fees as of the date of such disbursement. No such application shall be deemed to have been made by operation of law or otherwise until actually made by the Lessor as herein provided, nor shall any application be deemed to affect any right or remedy of the Lessor hereunder, under any statute or rule of law, or in equity.

                  2.9 Provisions Governing the Reserves.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Lease Deposit Rate" means a per annum rate
                           of interest equal to the average rate, for the previous twelve-month period, offered by Bank of America in Nashville, Tennessee, for certificates of deposits with maturities of 90 days.

                                    "Reserves" means, collectively, the Capital
                           Replacement Reserve and the Lease Deposit.

                           (b) The Reserves (A) shall be held by Lessor, but not
                  in escrow, (B) except for
                  the Lease Deposit, shall not earn or accrue any interest, and
                  (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against each of the Reserves to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon any of the Reserves. The parties agree that Lessor shall keep track of the Reserves on Lessor's accounting records and Lessor shall not be required to segregate the Reserves or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. Lessor shall accrue interest on the Lease Deposit on its accounting records at the Lease Deposit Rate, commencing on the date the Lease Deposit was funded and continuing until such funds are either applied or disbursed by Lessor pursuant to the terms of this Lease or returned to Lessee. Lessor shall calculate the accrual of such interest in arrears on an annual basis as of each Adjustment Date and shall prorate such interest for any partial years.

                           (c) So long as no Event of Default shall have
                  occurred and be continuing, all funds remaining in the Lease Deposit at the end of the Term shall be paid to Lessee upon satisfaction of all of Lessee's obligations hereunder, including the payment of all Rent and the surrender of the Leased Property in accordance with the provisions hereof. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on September 30, 2000.

                  (g) The parties acknowledge that on May 15, 2000, Lessee deposited with Lessor the sum of $173,000 to fund the Lease Deposit.

                  (h) Section 35.9 of the Lease is deleted.

         6. Amendment to the Danville Lease. The Danville Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was July 1, 1998.

                  (b) The parties agree that the amount of the "Project Amount" is equal to $4,690,815.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $505,153.87, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments, on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $44,399.66.

                  (d) Simultaneously herewith, the parties are executing a Settlement Statement which sets forth amounts owed to either Lessor or Lessee which amount reflects the difference between the Minimum Rent and the amount of Minimum Rent actually paid by Lessee.

                  (d) Section 2.1(c) is deleted.

                  (e) The following Section 2.7 is added after Section 2.6.

                       2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and
                  Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                           (d) The Capital Replacement Reserve (A) shall be held
                  by Lessor, but not in escrow, (B) shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against the Capital Replacement Reserve to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon the Capital Replacement Reserve. The parties agree that Lessor shall keep track of the Capital Replacement Reserve on Lessor's accounting records and Lessor shall not be required to segregate the Capital Replacement Reserve or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital

                  Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is hereby amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on June 30, 2000.

                  (h) Section 35.9 of the Lease is deleted.

         7. Amendment to the Harrisonburg Lease. The Harrisonburg Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was July 1, 1998.

                  (b) The parties agree that the amount of the "Project Amount" is equal to $4,348,242.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $468,262.18, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments, on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $41,157.12.

                  (d) Section 2.1(c) is deleted.

                  (e) The following Section 2.7 is added after Section 2.6.

                  2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and
                  Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and
                  (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                           (d) The Capital Replacement Reserve (A) shall be held
                  by Lessor, but not in escrow, (B) shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against the Capital Replacement Reserve to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon the Capital Replacement Reserve. The parties agree that Lessor shall keep track of the Capital Replacement Reserve on Lessor's accounting records and Lessor shall not be required to segregate the Capital Replacement Reserve or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is hereby amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on March 31, 2000.

                   (h) Section 35.9 of the Lease is deleted.

         8. Amendment to the Roanoke Lease. The Roanoke Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was July 1, 1998.

                  (b) The parties agree that the amount of the "Project Amount" is equal to $4,719,736.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $508,268.37, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments, on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $44,498.90.

                  (d) Section 2.1(c) is deleted.

                  (e) The following Section 2.7 is added after Section 2.6.

                  2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a

                           Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and Section
                  9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant
                  Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                           (d) The Capital Replacement Reserve (A) shall be held
                  by Lessor, but not in escrow, (B) shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against the Capital Replacement Reserve to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon the Capital Replacement Reserve. The parties agree that Lessor shall keep track of the Capital Replacement Reserve on Lessor's accounting records and Lessor shall not be required to segregate the Capital Replacement Reserve or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is hereby amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on March 31, 2000.

                  (h) Section 35.9 of the Lease is deleted.

         9. Amendment to the Greensboro Lease. The Greensboro Lease is amended, effective as of the date hereof, as follows:

                  (a) The parties confirm that the Commencement Date was October 1, 1998.

                  (b) The parties agree that the amount of the "Approved Budget Costs" is $4,172,763.

                  (c) The parties confirm that the Minimum Rent for the first year of the Initial Term shall be $412,276.30, and the monthly installments for the first year of the Initial Term shall be payable in advance in monthly installments on the first day of each calendar month beginning with the Commencement Date. The parties also confirm that the current monthly installment of the Minimum Rent is $35,875.14.

                  (d) Sections 2.1(c) and 2.1(d) are deleted.

                  (e) The following Sections 2.7, 2.8 and 2.9 are added after
         Section 2.6.

                  2.7 Capital Replacement Reserve.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Capital Replacement Project" means repairs
                           or replacements to the Leased Improvements, the costs of which, according to generally accepted accounting principles, must be depreciated over periods of three years or more.

                                    "Capital Replacement Reserve" means the
                           reserve established by Lessor and funded by Lessee pursuant to the terms of Section 2.7(b).

                                    "Disbursement" means a disbursement of the
                           proceeds of the Capital Replacement Reserve to or for the benefit of Lessee in connection with a Capital Replacement.

                                    "Disbursement Request" means a detailed
                           written request for a Disbursement prepared by Lessee in accordance with the Disbursement Schedule.

                                    "Disbursement Schedule" means the guidelines
                           for making Disbursements to Lessee from the Capital Replacement Reserve as set forth in Schedule 1 attached hereto.

                                    "Project Budget" means a line item budget
                           for a Capital Replacement Project, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may require the nature and amount of all the Project Costs.

                                    "Project Costs" means the total costs of the
                           development and construction of a Capital Replacement Project.

                                    "Project Plans" means the detailed plans and
                           specifications for a Capital Replacement Project.

                           (b) Beginning on the first (1st) anniversary of the
                  Commencement Date, Lessee shall make an annual Facility upgrade expenditure in an amount equal to $200 per bed for capital improvements, such amount to be increased $50 per bed on each Adjustment Date. If requested by Lessor, Lessee shall promptly provide evidence of such capital expenditures. In the event Lessee fails to make the required capital expenditure in any Lease Year, Lessee shall deposit the same with Lessor as the "Capital Replacement Reserve." The funds in the Capital Replacement Reserve shall be made available to Lessee from time to time for Capital Replacement Projects as approved by Lessor pursuant to the terms of the Disbursement Schedule and
                  Section 9.3. Lessee shall make detailed requests for such funds in writing to Lessor in the same form as a Request pursuant Section 9.3 hereof. Within 30 days of such Request, Lessor shall reasonably approve the amount of requested funds and make mutually agreeable arrangements for the disbursement of the funds, or provide Lessee with written notice in reasonable detail specifying Lessor's objections to such Request.

                           (c) Lessee may from time to time request that Lessor
                  release some or all of the funds held by Lessor in the Capital Replacement Reserve for a Capital

                  Replacement Project, which Capital Replacement Project shall be subject to Lessor's prior consent to be given or withheld in its reasonable discretion. In the event that a request for a Capital Replacement Project is approved by Lessor, Lessee shall submit the Project Plans, together with the Project Budget, in form and substance reasonably satisfactory to Lessor, setting forth in such detail as Lessor may reasonably require regarding the nature and amount of the Project Costs anticipated in connection with the Capital Replacement Project, including payment of Lessor's construction inspector for no more than one inspection per month during the period of construction. Upon approval of each of the Capital Replacement Project, the Project Plans and the Project Budget by Lessor, Lessee shall cause construction of the Capital Replacement Project to be promptly commenced and diligently and continuously prosecuted to completion, subject in each case to the following requirements: (i) the Capital Replacement Project shall be constructed in substantial conformity with the Project Plans and in compliance in all material respects with all applicable Legal Requirements, and in a good and workmanlike manner with new materials of good quality; and
                  (ii) the Capital Replacement Project shall be constructed entirely on the Land and shall not encroach upon or overhang any lot line, boundary, set-back, easement, right-of-way or other land. If at any time Lessor notifies Lessee that construction of the Capital Replacement Project does not conform to the requirements of this Section 2.7(c) or the guidelines for any such nonconformity is otherwise discovered by Lessee, Lessee shall immediately cause such nonconforming construction to be stopped and all necessary corrective work to be commenced and diligently and continuously prosecuted to completion. Each Disbursement Request for a Disbursement, together with the payment of any funds required to be paid by Lessee in connection with such Capital Replacement Project, shall be made in accordance with the Disbursement Schedule.

                  2.8 Lease Deposit. On or before the date of this Amendment, Lessee must deposit and maintain with Lessor a lease deposit (together with any accrued interest pursuant to Section 2.9, the "Lease Deposit") equal to approximately three (3) months' Minimum Rent, rounded upward to the nearest $1,000. Lessor reserves the right to require additional deposits if the Minimum Rent increases during the Term. Lessor, from time to time, without prejudice to any other remedy, may apply funds from the Lease Deposit to make good any arrearage of Rent or to satisfy any other covenant or obligation of Lessee under the Lease, including the payment of taxes and insurance, regardless of whether an Event of Default shall have occurred and be continuing. In the event that Lessor shall apply all or any part of the Lease Deposit pursuant to the provisions of this Section, Lessee, within ten days after written demand by Lessor to Lessee, shall replenish the Lease Deposit to its required amount as calculated above, including any accrued interest or late fees as of the date of such disbursement. No such application shall be deemed to have been made by operation of law or otherwise until actually made by the Lessor as herein provided, nor shall any application be deemed to affect any right or remedy of the Lessor hereunder, under any statute or rule of law, or in equity.

                  2.9 Provisions Governing the Reserves.

                           (a) As used herein, the following terms shall have
                  the meanings indicated:

                                    "Lease Deposit Rate" means a per annum rate
                           of interest equal to the average rate, for the previous twelve-month period, offered by Bank of America in Nashville, Tennessee, for certificates of deposits with maturities of 90 days.

                                    "Reserves" means, collectively, the Capital
                           Replacement Reserve and the Lease Deposit.

                           (b) The Reserves (A) shall be held by Lessor, but not
                  in escrow, (B) except for the Lease Deposit, shall not earn or accrue any interest, and (C) shall not be considered an advance payment of the Rent or a limit on the measure of Lessor's damages in case of an Event of Default hereunder by Lessee. Lessee hereby grants to Lessor an assignment of, a security interest in and a right of setoff against each of the Reserves to fund any shortfall in the payment or performance by Lessee in the Rent, and Lessee shall not permit any other voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind to exist upon any of the Reserves. The parties agree that Lessor shall keep track of the Reserves on Lessor's accounting records and Lessor shall not be required to segregate the Reserves or deposit the same in an account (interest bearing or otherwise) with a bank or other third party. Lessor shall accrue interest on the Lease Deposit on its accounting records at the Lease Deposit Rate, commencing on the date the Lease Deposit was funded and continuing until such funds are either applied or disbursed by Lessor pursuant to the terms of this Lease or returned to Lessee. Lessor shall calculate the accrual of such interest in arrears on an annual basis as of each Adjustment Date and shall prorate such interest for any partial years.

                           (c) So long as no Event of Default shall have
                  occurred and be continuing, all funds remaining in the Lease Deposit at the end of the Term shall be paid to Lessee upon satisfaction of all of Lessee's obligations hereunder, including the payment of all Rent and the surrender of the Leased Property in accordance with the provisions hereof. In the event that Lessee exercises any right to purchase the Leased Property, any unused portion of the Capital Replacement Reserve shall be delivered to Lessee when the title to the Leased Property is transferred; otherwise, any unused portion of the Capital Replacement Reserve shall be retained by Lessor at the end of the Term.

                  (f) Section 2.5 is amended to provide that the Rent and Adjusted Rent Coverage Ratios will be calculated commencing on March 31, 2000.

                  (g) The parties acknowledge that on August 17, 1998, Lessee deposited with Lessor the sum of $89,000 to fund the Lease Deposit.

                  (h) Section 35.9 of the Lease is deleted.

         10. Modification to Addresses for Notices. The address for notices to Lessors set forth in the Leases is modified as follows:

                  c/o HEALTHCARE REALTY TRUST INCORPORATED
                  3310 West End Avenue
                  Suite 700
                  Nashville, Tennessee 37203
                  Attention: J.D. Carter Steele,
                  Vice President
                  Telephone: (615) 269-8175
                  Telecopier: (615) 269-8260

                  With a copy to:

                  Mr. Thomas A. Ansley
                  Sirote & Permutt
                  2311 Highland Avenue South
                  Birmingham, Alabama 35205
                  Telephone:  (205) 930-5300
                  Telecopier:  (205) 930-5301

         11. Settlement of Overpayment/Past Due Minimum Rent. The Lessors and Lessees hereby acknowledge that (i) some of Lessees have made payments in excess of the amount of the Minimum Rent that was due under the applicable Lease, and
(ii) some of Lessees have made payments in amounts less than the amount of Minimum Rent due under the applicable Lease. Simultaneously herewith, the parties are executing a Settlement Statement which reflects the difference for each Lease between the Minimum Rent and other charges due to the Lessors and the construction draws and other amounts due to Lessees, in all cases through October 31, 2000. The parties recognize that the net amount due from any Lessee to the applicable Lessor is due to be paid promptly in immediately available funds and that the net amount due from any Lessor to the applicable Lessee is to be credited against the monthly payment of the Minimum Rent due by such Lessee for the month of November, 2000, and the months following, if applicable. The parties also acknowledge that the combined total due to Lessees exceeds the combined total due to the Lessors (such excess amount, the "Combined Credit"). Notwithstanding the terms of the Leases, Lessees request that the Lessors apply the Combined Credit, as reflected in the Settlement Statement, to the installments of Minimum Rent due under the Leases on November 1, 2000, and Lessees shall pay to Lessors the balance of any installment of the Minimum Rent under the Leases that remains owing after such application of the Combined Credit. Lessees shall make or accept such payments among themselves as is necessary or appropriate to reflect the use of the Combined Credit for the benefit of all of Lessees in the manner and to the extent set forth in the Settlement Statement.

         12. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and taken together shall constitute one and the same document. Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document. The failure of any party hereto to execute this Amendment or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         13. Waiver. Developer hereby (i) acknowledges that there is no default on the part of Lessors under the Leases, (ii) acknowledges that there are no offsets or defenses to payment or performance of the obligations of the Developer under the Leases, and (iii) waives any defense, claim or counterclaim of the Developer regarding the obligations of the Lessors under the Leases.

         14. Entire Agreement. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.

         15. Force and Effect of Amendment. Except as specifically amended, modified or supplemented as set forth in this Amendment, the Leases remain in full force and effect.

                    - SIGNATURES ARE ON THE FOLLOWING PAGES -

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment be executed as of the day and year first above written.


                                       "Capstone Pennsylvania:"

                                       CAPSTONE CAPITAL OF
                                       PENNSYLVANIA, INC.


                                       By/s/J.D. Carter Steele
                                            J.D. Carter Steele
                                            Vice President


                                       "HRAIC:"

                                       HR ACQUISITION I CORPORATION


                                       By/s/J.D. Carter Steele
                                            J.D. Carter Steele
                                            Vice President


                                       "Capstone Virginia:"

                                       CAPSTONE CAPITAL OF VIRGINIA, INC.


                                       By/s/J.D. Carter Steele
                                            J.D. Carter Steele
                                            Vice President

                                       "ECO Harrisburg:"

                                       EXTENDED CARE OPERATORS OF
                                       HARRISBURG, L.L.C.


                                       By:/s/Robin L. Barber

                                       Name:Robin L. Barber

                                       Title:Vice President and Secretary


                                       "ECO Ravenna:"

                                       EXTENDED CARE OPERATORS OF
                                       RAVENNA, L.L.C.

                                       By: EXTENDED CARE OPERATORS, L.L.C.,
                                           Manager

                                       By: RETIREMENT OPERATORS FUNDING, L.L.C.,
                                           Manager

                                       By: RETIREMENT OPERATORS MANAGEMENT,
                                           INC., Manager



                                       By:/s/ F. David Carr

                                       Name:  F. David Carr

                                       Title:    President

                                       "ALCO Hampden:"

                                        ALCO VI, L.L.C.



                                       By:/s/Charles E. Trefzger, Jr

                                       Name: Charles E. Trefzger, Jr

                                       Title:Manager


                                       "ALCO Danville:"

                                       ALCO IX, L.L.C.



                                       By:/s/Charles E. Trefzger, Jr

                                       Name: Charles E. Trefzger, Jr

                                       Title:Manager


                                       "ALCO Harrisonburg:"

                                       ALCO XI, L.L.C.



                                       By:/s/Charles E. Trefzger, Jr

                                       Name: Charles E. Trefzger, Jr
                                       Title:Manager

                                       "ALCO Roanoke:"

                                       ALCO X, L.L.C.


                                       By:/s/Charles E. Trefzger, Jr

                                       Name: Charles E. Trefzger, Jr
                                       Title:Manager


                                       "ECO Greensboro:"

                                       EXTENDED CARE OPERATORS
                                       OF GREENSBORO, LLC

                                       By: EXTENDED CARE OPERATORS, L.L.C.,
                                           Manager

                                       By: RETIREMENT OPERATORS FUNDING, L.L.C.,
                                           Manager

                                       By: RETIREMENT OPERATORS MANAGEMENT,
                                           INC., Manager



                                       By:/s/F. David Carr

                                       Name:    F. David Carr

                                       Title:   President

                              CONSENT TO AMENDMENT

         The undersigned First Assignor and BCC join in the execution of this Amendment for the purpose of consenting to the foregoing terms of this Amendment.


                                       "First Assignor:"

                                       BCC AT GREENSBORO, INC.


                                       By:/s/Robin L. Barber

                                       Name:Robin L. Barber

                                       Title:Vice President and Secretary


                                       "BCC:"

                                       BALANCED CARE CORPORATION



                                       By:/s/Robin L. Barber

                                       Name:Robin L. Barber

                                       Title:Senior Vice President,
                                             Legal Counsel & Assistant Secretary